EXHIBIT 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as adopted Pursuant to

                 Section 302 of the Sarbanes-Oxley Act of 2002.

In connection with the annual report of CELL POWER TECHNOLOGIES, INC. (the "COMPANY") on Form 10-KSB for the period ended October 31, 2004 as filed with the SEC on the date hereof (the "REPORT"), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jacob Herskovits
-------------------------------------------
By:  Jacob Herskovits
Chief Executive Officer,
Principal Financial and Accounting Officer
DATE:  July 25, 2005